                                                                   EXHIBIT 99.16

DEBTOR:  AMCV HOLDINGS, INC.                        CASE NUMBER:  01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMCV HOLDINGS, INC.                        CASE NUMBER:  01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                       Summary Of Bank And Investment Accounts      Attachment 1
                                 AMCV Holdings, Inc.
Summary                        Case No: 01-10973 (EIK)                 UNAUDITED
AMCV Holdings, Inc.          For Month Of November, 2002


                                      Balances
                          --------------------------------   Receipts &       Bank
                             Opening           Closing       Disbursements    Statements        Account
Account                   As Of 11/01/02    As Of 11/30/02   Included         Included          Reconciled
-------                   --------------    --------------   -------------    ----------        ----------
No Bank Or Investment          NA                NA              NA              NA                 NA
Accounts

                             Receipts & Disbursements               Attachment 2
                                AMCV Holdings, Inc.
Summary                       Case No: 01-10973 (EIK)
AMCV Holdings, Inc.         For Month Of November, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                     Concentration & Investment Account Statements  Attachment 3
                                  AMCV Holdings, Inc.
Summary                         Case No: 01-10973 (EIK)
AMCV Holdings, Inc.           For Month Of November, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                            Date: 11-DEC-02 16:48:30
INCOME STATEMENT - ATTACHMENT 4                 Page:   1
Current Period: NOV-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                             PTD-Actual
                                              30-Nov-02
                                             ----------
Revenue
Gross Revenue                                      0.00
Allowances                                         0.00
                                                --------
Net Revenue                                        0.00

Operating Expenses
Air                                                0.00
Hotel                                              0.00
Commissions                                        0.00
Onboard Expenses                                   0.00
Passenger Expenses                                 0.00
Vessel Expenses                                    0.00
Layup/Drydock Expense                              0.00
Vessel Insurance                                   0.00
                                                --------
Total Operating Expenses                           0.00
                                                --------
Gross Profit                                       0.00

SG&A Expenses
Sales & Marketing                                  0.00
Start-Up Costs                                     0.00
                                                --------
Total SG&A Expenses                                0.00
                                                --------
EBITDA                                             0.00

Depreciation                                       0.00
                                                --------
Operating Income                                   0.00

Other Expense/(Income)
Interest Income                                    0.00
Equity in Earnings for Sub                         0.00
Reorganization expenses                            0.00
                                                --------
Total Other Expense/(Income)                       0.00
                                                --------
Net Pretax Income/(Loss)                           0.00

Income Tax Expense                                 0.00
                                                --------
Net Income/(Loss)                                  0.00
                                                ========

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:13
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: NOV-02

currency USD
Company=12 (AMCV - HOLDINGS)


                                                 YTD-Actual        YTD-Actual
                                                 30-Nov-02          22-Oct-01
                                               --------------    --------------
ASSETS

Cash and Equivalent                                      0.00              0.00

Restricted Cash                                          0.00              0.00

Accounts Receivable                                      0.00              0.00

Inventories                                              0.00              0.00

Prepaid Expenses                                         0.00              0.00

Other Current Assets                                     0.00              0.00
                                               --------------    --------------
Total Current Assets                                     0.00              0.00


Fixed Assets                                             0.00              0.00

Accumulated Depreciation                                 0.00              0.00
                                               --------------    --------------
Net Fixed Assets                                         0.00              0.00


Net Goodwill                                             0.00              0.00

Intercompany Due To/From                                 0.00              0.00

Net Deferred Financing Fees                              0.00              0.00

Net Investment in Subsidiaries                (469,195,558.34)      (918,077.34)
                                              ----------------      -----------
Total Other Assets                            (469,195,558.34)      (918,077.34)
                                              ---------------       -----------
Total Assets                                  (469,195,558.34)      (918,077.34)
                                              ===============       ===========

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:13
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: NOV-02

currency USD
Company=12 (AMCV - HOLDINGS)


                                                   YTD-Actual             YTD-Actual
                                                   30-Nov-02              22-Oct-01
                                                ---------------        ---------------
LIABILITIES

Accounts Payable                                           0.00                   0.00

Accrued Liabilities                                        0.00                   0.00

Deposits                                                   0.00                   0.00
                                                ---------------        ---------------
Total Current Liabilities                                  0.00                   0.00


Long Term Debt                                             0.00                   0.00

Other Long Term Liabilities                                0.00                   0.00
                                                ---------------        ---------------
Total Liabilities                                          0.00                   0.00


Liabilities Subject to Compromise                          0.00                   0.00


OWNER'S EQUITY

Common Stock                                           9,440.25               9,440.25

Add'l Paid In Capital                             79,208,059.85          79,208,059.85

Current Net Income (Loss)                       (469,009,767.89)        (13,500,663.21)

Retained Earnings                                (79,403,290.55)        (66,634,914.23)
                                                ---------------        ---------------
Total Owner's Equity                            (469,195,558.34)           (918,077.34)
                                                ---------------        ---------------
Total Liabilities & Equity                      (469,195,558.34)           (918,077.34)
                                                ===============        ===============

AMCV Holdings, Inc.               ATTACHMENT 6                     01-10973(JWV)
                    Summary List of Due To/Due From Accounts
                     For the Month Ended November 30, 2002


                                                        BEGINNING                                               ENDING
AFFILIATE NAME                           CASE NUMBER    BALANCE            DEBITS             CREDITS           BALANCE
AMCV Cruise Operations, Inc.             01-10967       223,043.32                --          21,972.24         201,071.08
Project America, Inc.                    N/A           (457,361.14)        21,972.24                 --        (435,388.90)
Great Hawaiian Cruise Line, Inc.         01-10975       234,317.82                --                 --         234,317.82
                                                     ---------------------------------------------------------------------
                                                                --         21,972.24          21,972.24                 --
                                                     =====================================================================

                               AMCV Holdings, Inc.
                                 01-10973 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

                               AMCV Holdings, Inc.
                                 01-10973 (JWV)




                             Accounts Payable Detail
                             As of November 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMCV HOLDINGS, INC.                        CASE NUMBER:  01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.